UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 28, 2025

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 21, 2025, XOMA Royalty Corporation (the “Company”) convened its 2025 Annual Meeting of Stockholders, which was adjourned until May 28, 2025 (the “Annual Meeting”), at which point the polls were closed on the proposals contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2025 (the “Proxy Statement”). As of the close of business on March 31, 2025, the record date for the Annual Meeting, there were 11,952,889 shares of the Company’s common stock issued and outstanding.

Item 3.03	Material Modification to Rights of Shareholders.

At the Annual Meeting, the Company’s stockholders approved the proposed reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Proxy Statement. Pursuant to the Plan of Conversion, the Company effected the Reincorporation as of May 30, 2025 by filing: (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) articles of conversion with the Nevada Secretary of State, and (iii) articles of incorporation with the Nevada Secretary of State (the “Nevada Charter”). The Company also adopted new bylaws (the “Nevada Bylaws”) to reflect the Reincorporation.

At the effective time of the Reincorporation:

•	The Company’s state of incorporation changed from the State of Delaware to the State of Nevada.

•

The affairs of the Company ceased to be governed by the Delaware General Corporation Law and the Company’s existing certificate of incorporation and bylaws, and instead, became governed by the Nevada Revised Statutes, the Nevada Charter and the Nevada Bylaws.

•	The Company continues to be the same entity and continues with all of the same rights, privileges and powers.

•

The Company continues to have the same name, possesses all of the same properties, continues with all of the same debts, liabilities and obligations, and continues with the same officers and directors as immediately prior to the Reincorporation.

•

Each outstanding share of common stock of the Delaware corporation shall represent a share of the Nevada corporation and each outstanding certificate representing shares of the Delaware corporation shall be deemed an equivalent certificate representing shares of the Nevada corporation.

•

The Company’s employee benefit and incentive plans continued, and each option, equity award or other right issued under such plans by the Delaware corporation automatically converted into an option, equity award or right to purchase or receive the same number of shares of common stock of the Nevada corporation, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. All employee benefit and incentive plans of the Delaware corporation continue to be employee benefit and incentive plans of the Nevada corporation.

The Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements will continue to be the rights and obligations of the Company after the Reincorporation. The daily business operations of the Company will continue as they were conducted prior to the Reincorporation. The consolidated financial condition and results of operations of the Company immediately after consummation of the Reincorporation remain the same as immediately before the Reincorporation.

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, and Nevada Bylaws, and the effects of the Reincorporation, is set forth in Proposal 3 of the Proxy Statement, and the description contained therein is incorporated herein by reference. Copies of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws are attached hereto as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan (as so amended, the “Plan”), which increases the shares of common stock available for issuance under the Plan by 880,000 shares, prohibits payment of dividends and dividend equivalents on unvested awards and makes other ministerial changes.

For additional information regarding the Plan, please refer to the heading “Summary of the Proposed A&R Plan” contained in Proposal 5 of the Proxy Statement.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which is filed hereto as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, each of the Company’s director nominees was elected and each of the other proposals voted on was approved. The final voting results are set forth below:

		Votes For	Votes Withheld	Broker Non-Votes

Proposal 1. Election of Director Nominees
• Owen Hughes		8,545,322	23,576	439,827
• Jack L. Wyszomierski		8,543,778	25,120	439,827
• Heather L. Franklin		8,148,838	420,060	439,827
• Natasha Hernday		8,470,360	98,538	439,827
• Barbara Kosacz		8,533,353	35,545	439,827
• Joseph M. Limber		8,242,298	326,600	439,827
• Matthew D. Perry		7,470,489	1,098,409	439,827

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification of Selection of Deloitte & Touche LLP as Independent Auditor	8,986,825	2,222	19,678	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3. Approval of the Reincorporation of the Company from the State of Delaware to the State of Nevada by Conversion	6,010,857	2,548,042	9,999	439,827

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4. Approval of Proposal to Authorize the Board to Unilaterally Amend the By-laws	8,412,002	120,508	36,388	439,827

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5. Approval of the Amended and Restated 2010 Long Term Incentive and Stock Award Plan	8,146,010	409,056	13,832	439,827

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Document

2.1	Plan of Conversion of XOMA Royalty Corporation

3.1	Nevada Articles of Incorporation of XOMA Royalty Corporation

3.2	Nevada Bylaws of XOMA Royalty Corporation

10.1	Amended and Restated 2010 Long Term Incentive and Stock Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: May 30, 2025	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer